Exhibit 99.5

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED JULY 2, 2026 AND ACCOMPANYING PROSPECTUS ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS ARE AVAILABLE ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV OR UPON REQUEST FROM SODALI & CO., THE INFORMATION AGENT, BY CALLING (203) 658-9400 (FOR BANKS AND BROKERS) OR (833) 225-0490 (TOLL FREE) OR BY E-MAIL AT EOSE.info@investor.sodali.com.

EOS ENERGY ENTERPRISES, INC.

UNITS SUBSCRIBED FOR UPON EXERCISE OF RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a custodian bank, broker, dealer, or other nominee holder of subscription rights (the “Rights”) to purchase units (the “Units”, and each, a “Unit”) of Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), with each whole Right entitling the holder to subscribe for and purchase 0.071193 of a Unit of the Company (the “Basic Subscription Rights”), with each Unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”) of Eos Energy Enterprises, Inc. (the “Company”) and 0.4388 of a warrant to purchase one share of Common Stock at an exercise price of $5.481 per whole share (the “Warrants”), at a subscription price per full Unit equal to $5.481(the “Subscription Price”), pursuant to the rights offering described in the Company’s prospectus supplement dated July 2, 2026 (together with the accompanying prospectus, the “Prospectus Supplement”), hereby certifies to the Company and Broadridge Corporate Issuer Solutions, LLC, as Subscription Agent for the rights offering, that:

1.	the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Rights to purchase the number of Units specified below pursuant to the basic subscription right entitled by the Rights, and on behalf of beneficial owners of Rights who have subscribed for the purchase of additional Units pursuant to the over-subscription privilege, listing below a number of Units corresponding to such beneficial owners’ exercised Rights; and

2.	to the extent a beneficial owner has elected to subscribe for Units pursuant to an over-subscription privilege, each such beneficial owner’s basic subscription right has been exercised in full:

NUMBER OF RIGHTS HELD	NUMBER OF UNITS SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHTS	NUMBER OF UNITS SUBSCRIBED FOR PURSUANT TO OVER-SUBSCRIPTION PRIVILEGE
1.
2.
3.
4.
5.

Name of Custodian Bank, Broker, Dealer, or Other Nominee:

By:
Authorized Signature

Name:
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Title:
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Provide the following information if applicable:

By:
Authorized Signature

Name:
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Title:
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DTC Subscription Confirmation Number(s)